                                                                    EXHIBIT 99.3

CASE NAME:     KEVCO HOLDING, INC.                                 ACCRUAL BASIS

CASE NUMBER:   401-40785-BJH-11

JUDGE:         BARBARA J. HOUSER

                         UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS
                           --------             -----

                               FORT WORTH DIVISION
                               ----------

                            MONTHLY OPERATING REPORT

                         MONTH ENDING: OCTOBER 31, 2001
                                       ----------------

      IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS - 1 THROUGH ACCRUAL BASIS - 7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE PARTY:

/s/ Wilford W. Simpson                                         TREASURER
---------------------------------------               --------------------------
Original Signature of Responsible Party                          Title

WILFORD W. SIMPSON                                         NOVEMBER 21, 2001
---------------------------------------               --------------------------
Printed Name of Responsible Party                                 Date


PREPARER:

/s/ Dennis S. Faulkner                                   ACCOUNTANT FOR DEBTOR
---------------------------------------               --------------------------
Original Signature of Preparer                                   Title

DENNIS S. FAULKNER                                         NOVEMBER 21, 2001
---------------------------------------               --------------------------
Printed Name of Preparer                                          Date

CASE NAME:     KEVCO HOLDING, INC.                             ACCRUAL BASIS - 1

CASE NUMBER:   401-40785-BJH-11

COMPARATIVE BALANCE SHEET

                                                   SCHEDULED            MONTH
ASSETS                                              AMOUNT              OCT-01         MONTH       MONTH
------                                            -----------         ----------       -----       -----
1.    Unrestricted Cash (FOOTNOTE)                        232                  0
2.    Restricted Cash
3.    Total Cash                                          232                  0
4.    Accounts Receivable (Net)
5.    Inventory
6.    Notes Receivable
7.    Prepaid Expenses
8.    Other (Attach List)                                   0                  0
9.    Total Current Assets                                232                  0
10.   Property, Plant & Equipment
11.   Less: Accumulated Depreciation/Depletion
12.   Net Property, Plant & Equipment                       0                  0
13.   Due From Insiders
14.   Other Assets - Net of Amortization           95,356,800                  0
15.   Other (Attach List)                          14,496,631         14,496,631
16.   Total Assets                                109,853,663         14,496,631

POST PETITION LIABILITIES

17.   Accounts Payable
18.   Taxes Payable
19.   Notes Payable
20.   Professional Fees
21.   Secured Debt
22.   Other (Attach List)                                   0
23.   Total Post Petition Liabilities                       0

PRE PETITION LIABILITIES

24.   Secured Debt (FOOTNOTE)                      75,885,064         14,891,816
25.   Priority Debt
26.   Unsecured Debt
27.   Other (Attach List)                         328,039,345        321,188,722
28.   Total Pre Petition Liabilities              403,924,409        336,080,538
29.   Total Liabilities                           403,924,409        336,080,538

EQUITY

30.   Pre Petition Owners' Equity                                   (294,070,746)
31.   Post Petition Cumulative Profit Or (Loss)                      (88,505,859)
32.   Direct Charges To Equity (FOOTNOTE)                             60,992,698
33.   Total Equity                                                  (321,583,907)
34.   Total Liabilities and Equity                                    14,496,631

This form  x  does     does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:     KEVCO HOLDING, INC.                              SUPPLEMENT TO

CASE NUMBER:   401-40785-BJH-11                                ACCRUAL BASIS - 1


COMPARATIVE BALANCE SHEET

                                                              SCHEDULED          MONTH
ASSETS                                                          AMOUNT          OCT-01         MONTH       MONTH
------                                                        -----------     -----------      -----       -----
A.
B.
C.
D.
E.

TOTAL OTHER ASSETS -  LINE 8                                            0               0

A.    Goodwill: SSS                                             6,097,280
B.    Goodwill: Bowen                                          13,569,437
C.    Goodwill: BTE                                             1,657,846
D.    Goodwill: Shelter                                        74,032,237
E.

TOTAL OTHER ASSETS NET OF AMORTIZATION -  LINE 14              95,356,800               0

A.    Investment in Subsidiaries                               14,496,631      14,496,631
B.
C.
D.
E.

TOTAL OTHER ASSETS -  LINE 15                                  14,496,631      14,496,631

POST PETITION LIABILITIES

A.
B.
C.
D.
E.

TOTAL OTHER POST PETITION LIABILITIES -  LINE 22                                        0

PRE PETITION LIABILITIES

A.    Interco. Payables (FOOTNOTE)                            199,539,345     192,688,722
B.    10 3/8% Senior Sub. Notes                               105,000,000     105,000,000
C.    Sr. Sub. Exchangeable Notes                              23,500,000      23,500,000
D.
E.

TOTAL OTHER PRE PETITION LIABILITIES -  LINE 27               328,039,345     321,188,722

CASE NAME:     KEVCO HOLDING, INC.                             ACCRUAL BASIS - 2

CASE NUMBER:   401-40785-BJH-11

INCOME STATEMENT

                                                    MONTH                                QUARTER
REVENUES                                           OCT-01        MONTH       MONTH        TOTAL
--------                                           ------        -----       -----       -------
1.  Gross Revenues                                                                          0
2.  Less: Returns & Discounts                                                               0
3.  Net Revenue                                       0                                     0

COST OF GOODS SOLD

4.  Material                                                                                0
5.  Direct Labor                                                                            0
6.  Direct Overhead                                                                         0
7.  Total Cost Of Goods Sold                          0                                     0
8.  Gross Profit                                      0                                     0

OPERATING EXPENSES

9.  Officer / Insider Compensation                                                          0
10. Selling & Marketing                                                                     0
11. General & Administrative                                                                0
12. Rent & Lease                                                                            0
13. Other (Attach List)                                                                     0
14. Total Operating Expenses                          0                                     0
15. Income Before Non-Operating
    Income & Expense                                  0                                     0

OTHER INCOME & EXPENSES

16. Non-Operating Income (Att List)                   0                                     0
17. Non-Operating Expense (Att List)                  0                                     0
18. Interest Expense                                                                        0
19. Depreciation / Depletion                                                                0
20. Amortization                                                                            0
21. Other (Attach List)                               0                                     0
22. Net Other Income & Expenses                       0                                     0

REORGANIZATION EXPENSES

23. Professional Fees                                                                       0
24. U.S. Trustee Fees                                                                       0
25. Other (Attach List)                                                                     0
26. Total Reorganization Expenses                     0                                     0
27. Income Tax                                                                              0
28. Net Profit (Loss)                                 0                                     0

This form     does  x  does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:     KEVCO HOLDING, INC.                             ACCRUAL BASIS - 3

CASE NUMBER:   401-40785-BJH-11

CASH RECEIPTS AND                            MONTH                                      QUARTER
DISBURSEMENTS                                OCT-01        MONTH           MONTH         TOTAL
-----------------                            ------        -----           -----        -------
1.  Cash - Beginning Of Month                SEE ATTACHED SUPPLEMENT AND FOOTNOTE

RECEIPTS FROM OPERATIONS

2.  Cash Sales

COLLECTION OF ACCOUNTS RECEIVABLE

3.  Pre Petition
4.  Post Petition
5.  Total Operating Receipts

NON-OPERATING RECEIPTS

6.  Loans & Advances (Interco. Transfer)
7.  Sale of Assets
8.  Other (Attach List)
9.  Total Non-Operating Receipts
10. Total Receipts
11. Total Cash Available

OPERATING DISBURSEMENTS

12. Net Payroll
13. Payroll Taxes Paid
14. Sales, Use & Other Taxes Paid
15. Secured / Rental / Leases
16. Utilities
17. Insurance
18. Inventory Purchases
19. Vehicle Expenses
20. Travel
21. Entertainment
22. Repairs & Maintenance
23. Supplies
24. Advertising
25. Other (Attach List)
26. Total Operating Disbursements

REORGANIZATION DISBURSEMENTS

27. Professional Fees
28. U.S. Trustee Fees
29. Other (Attach List)
30. Total Reorganization Expenses
31. Total Disbursements
32. Net Cash Flow
33. Cash - End of Month

This form  x  does     does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:    KEVCO HOLDING, INC.                SUPPLEMENT TO ACCRUAL BASIS - 3
                                                 OCTOBER, 2001
CASE NUMBER:  401-40785-BJH-11                   CASH RECEIPTS AND DISBURSEMENTS

                                              DIST LP      MFG        MGMT     HOLDING   COMP  KEVCO INC    TOTAL
                                              -------      ---        ----     -------   ----  ---------    -----
 1    CASH-BEGINNING OF MONTH                      --    150,202   3,517,653       --      --     1,000   3,668,855

   RECEIPTS FROM OPERATIONS
 2    CASH SALES                                   --         --                                                 --
   COLLECTION OF ACCOUNTS RECEIVABLE
 3    PRE PETITION                                 --         --                                                 --
 4    POST PETITION                                           --                                                 --

 5    TOTAL OPERATING RECEIPTS                     --         --          --       --      --        --          --

   NON OPERATING RECEIPTS
 6    LOANS & ADVANCES                                        --                                                 --
 7    SALE OF ASSETS                                     460,000                                            460,000
 8    OTHER                                    49,584     19,073     311,962       --      --        --     380,619
       INTERCOMPANY TRANSFERS                  56,422     17,001     (73,423)      --                            --
              SALE EXPENSE REIMBURSEMENT
              INCOME TAX REFUND
              RENT
              PAYROLL TAX ADVANCE RETURNED                           304,679
              MISC.                            49,584                                      --
              INTEREST INCOME                                          7,283

 9    TOTAL NON OPERATING RECEIPTS            106,006    496,074     238,539       --      --        --     840,619

10    TOTAL RECEIPTS                          106,006    496,074     238,539       --      --        --     840,619

11    CASH AVAILABLE                          106,006    646,276   3,756,192       --      --     1,000   4,509,474

   OPERATING DISBURSEMENTS
12    NET PAYROLL                                                     18,582                                 18,582
13    PAYROLL TAXES PAID                                      --       6,780                                  6,780
14    SALES, USE & OTHER TAXES PAID                           --                                                 --
15    SECURED/RENTAL/LEASES                                   --       9,700                                  9,700
16    UTILITIES                                   138         --         213                                    351
17    INSURANCE                                               --      20,726                                 20,726
18    INVENTORY PURCHASES                                     --                                                 --
19    VEHICLE EXPENSE                                         --                                                 --
20    TRAVEL                                                  --                                                 --
21    ENTERTAINMENT                                           --                                                 --
22    REPAIRS & MAINTENANCE                                   --                                                 --
23    SUPPLIES                                                --                                                 --
24    ADVERTISING                                                                                                --
25    OTHER                                   105,868    495,471       3,362       --      --        --     604,701
           LOAN PAYMENTS                      100,996    468,217          --                                569,213
              FREIGHT                           4,600         --                                              4,600
              CONTRACT LABOR                                  --       2,746                                  2,746
              401 K PAYMENTS                                  --                                                 --
              PAYROLL TAX ADVANCE ADP                                                                            --
              WAGE GARNISHMENTS                                                                                  --
              MISC.                               272     27,254         616                                 28,142

26    TOTAL OPERATING DISBURSEMENTS           106,006    495,471      59,363       --      --        --     660,840

   REORGANIZATION DISBURSEMENTS
27    PROFESSIONAL FEES                                       --      90,292                                 90,292
28    US TRUSTEE FEES                                         --      13,750                                 13,750
29    OTHER                                                                                                      --
30    TOTAL REORGANIZATION EXPENSE                 --         --     104,042       --      --        --     104,042

31    TOTAL DISBURSEMENTS                     106,006    495,471     163,405       --      --        --     764,882

32    NET CASH FLOW                                --        603      75,134       --      --        --      75,737

33    CASH- END OF MONTH                           --    150,805   3,592,787       --      --     1,000   3,744,592

CASE NAME:    KEVCO HOLDING, INC.                              ACCRUAL BASIS - 4

CASE NUMBER:  401-40785-BJH-11

                                               SCHEDULED            MONTH
ACCOUNTS RECEIVABLE AGING                        AMOUNT             OCT-01            MONTH             MONTH
-------------------------                      ---------            ------            -----             -----
1.  0 - 30
2.  31 - 60
3.  61 - 90
4.  91 +
5.  Total Accounts Receivable                          0                 0                0                 0
6.  (Amount Considered Uncollectible)
7.  Accounts Receivable (Net)                          0                 0                0                 0

AGING OF POST PETITION                                   MONTH:    OCTOBER-01
TAXES AND PAYABLES                                               ---------------

                               0 - 30           31 - 60            61 - 90             91 +
TAXES PAYABLE                   DAYS              DAYS               DAYS              DAYS             TOTAL
-------------                  ------           -------            -------             ----             -----
1.  Federal                                                                                                 0
2.  State                                                                                                   0
3.  Local                                                                                                   0
4.  Other (Attach List)             0                 0                  0                0                 0
5.  Total Taxes Payable             0                 0                  0                0                 0
6.  Accounts Payable                                                                                        0

                                                         MONTH:    OCTOBER-01
                                                                 ---------------
STATUS OF POST PETITION TAXES

                                                                     AMOUNT
                                             BEGINNING TAX       WITHHELD AND/OR                         ENDING TAX
FEDERAL                                        LIABILITY*            ACCRUED         (AMOUNT PAID)        LIABILITY
-------                                      -------------       ---------------     -------------       ----------
1.  Withholding **                                                                                             0
2.  FICA - Employee **                                                                                         0
3.  FICA - Employer **                                                                                         0
4.  Unemployment                                                                                               0
5.  Income                                                                                                     0
6.  Other (Attach List)                                  0                 0                0                  0
7.  Total Federal Taxes                                  0                 0                0                  0

STATE AND LOCAL

8.  Withholding                                                                                                0
9.  Sales                                                                                                      0
10. Excise                                                                                                     0
11. Unemployment                                                                                               0
12. Real Property                                                                                              0
13. Personal Property                                                                                          0
14. Other (Attach List)                                                                                        0
15. Total State And Local                                0                 0                0                  0
16. Total Taxes                                          0                 0                0                  0

* The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment of deposit.

This form     does  X  does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:     KEVCO HOLDING, INC.                             ACCRUAL BASIS - 5

CASE NUMBER:   401-40785-BJH-11

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                         MONTH:    OCTOBER-01
                                                                 ---------------

BANK RECONCILIATIONS                           Account # 1       Account # 2
--------------------                           -----------       -----------
A.  BANK:                                                                         Other Accounts
B.  ACCOUNT NUMBER:                                                               (Attach List)          TOTAL
C.  PURPOSE (TYPE):
1.  Balance Per Bank Statement                                                                               0
2.  Add: Total Deposits Not Credited                                                                         0
3.  Subtract: Outstanding Checks                                                                             0
4.  Other Reconciling Items                                                                                  0
5.  Month End Balance Per Books                                                                              0
6.  Number of Last Check Written

INVESTMENT ACCOUNTS

                                               DATE         TYPE OF
BANK, ACCOUNT NAME & NUMBER                 OF PURCHASE    INSTRUMENT    PURCHASE PRICE   CURRENT VALUE
---------------------------                 -----------    ----------    --------------   -------------
7.

8.

9.

10. (Attach List)

11. Total Investments                                                           0                0

CASH

12. Currency On Hand                                                                             0
13. Total Cash - End of Month                                                                    0

This form     does  X  does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:    KEVCO HOLDING, INC.                             ACCRUAL BASIS - 6

CASE NUMBER:  401-40785-BJH-11
                                                           MONTH:   OCTOBER-01
PAYMENTS TO INSIDERS AND PROFESSIONALS                            --------------

Of the Total Disbursements shown for the month, list the amount paid to Insiders (as defined in Section 101 (31) (A) - (F) of the U.S. Bankruptcy Code) and to Professionals. Also, for payments to Insiders, identify the type of compensation paid (e.g. salary, bonus, commissions, insurance, housing allowance, travel, car allowance, etc.). Attach additional sheets if necessary.

                                    INSIDERS

                                     TYPE OF           AMOUNT             TOTAL PAID
           NAME                      PAYMENT            PAID               TO DATE
           ----                      -------           ------             ---------
1.
2.
3.
4.
5.  (Attach List)
6.  Total Payments To Insiders                            0                     0

                                  PROFESSIONALS

                                          DATE OF
                                        COURT ORDER                                                    TOTAL
                                        AUTHORIZING          AMOUNT        AMOUNT    TOTAL PAID      INCURRED
                NAME                      PAYMENT           APPROVED        PAID       TO DATE       & UNPAID*
                ----                    -----------         --------       ------    ----------      ---------
1.
2.
3.
4.
5.  (Attach List)
6.  Total Payments To Professionals                             0             0             0             0

 *  Include all fees incurred, both approved and unapproved

       POST PETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE
                              PROTECTION PAYMENTS

                              SCHEDULED      AMOUNTS         TOTAL
                               MONTHLY        PAID           UNPAID
                               PAYMENTS      DURING           POST
    NAME OF CREDITOR             DUE          MONTH         PETITION
    ----------------          ---------      -------        --------
1.  Bank of America                              0         14,891,816
2.
3.
4.
5.  (Attach List)
6.  TOTAL                          0             0         14,891,816

This form     does  X  does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:     KEVCO HOLDING, INC.                             ACCRUAL BASIS - 7

CASE NUMBER:   401-40785-BJH-11
                                                           MONTH:   OCTOBER-01
                                                                  -------------

QUESTIONNAIRE

                                                                                                                YES    NO
1.    Have any Assets been sold or transferred outside the normal course of business this reporting period?             X
2.    Have any funds been disbursed from any account other than a debtor in possession account?                         X
3.    Are any Post Petition Receivables (accounts, notes, or loans) due from related parties?                           X
4.    Have any payments been made on Pre Petition Liabilities this reporting period?                                    X
5.    Have any Post Petition Loans been received by the debtor from any party?                                          X
6.    Are any Post Petition Payroll Taxes past due?                                                                     X
7.    Are any Post Petition State or Federal Income Taxes past due?                                                     X
8.    Are any Post Petition Real Estate Taxes past due?                                                                 X
9.    Are any other Post Petition Taxes past due?                                                                       X
10.   Are any amounts owed to Post Petition creditors delinquent?                                                       X
11.   Have any Pre Petition Taxes been paid during the reporting period?                                                X
12.   Are any wage payments past due?                                                                                   X

If the answer to any of the above questions is "Yes", provide a detailed explanation of each item. Attach additional sheets if necessary.

INSURANCE

                                                                                                                YES    NO
1.    Are Worker's Compensation, General Liability and other necessary insurance coverages in effect?            X
2.    Are all premium payments paid current?                                                                     X
3.    Please itemize policies below.

If the answer to any of the above questions is "No", or if any policies have been canceled or not renewed during this reporting period, provide an explanation below. Attach additional sheets if necessary.

KEVCO HOLDING, INC. HAS NO EMPLOYEES; OPERATES AS A HOLDING COMPANY.

                              INSTALLMENT PAYMENTS

  TYPE OF POLICY        CARRIER          PERIOD COVERED          PAYMENT AMOUNT & FREQUENCY
  --------------        -------          --------------          --------------------------
General Liability    Liberty Mutual      9/1/00-3/1/02           Semi-Annual        $64,657

This form    does  x  does not have related footnotes on Footnotes Supplement.
          ---     ---

CASE NAME:     KEVCO HOLDING, INC.                          FOOTNOTES SUPPLEMENT

CASE NUMBER:   401-40785-BJH-11                                 ACCRUAL BASIS

                                                           MONTH:   OCTOBER-01
                                                                  --------------

  ACCRUAL BASIS      LINE
   FORM NUMBER      NUMBER    FOOTNOTE / EXPLANATION
  -------------     ------    ----------------------
       1              1       Pursuant to a February 12, 2001 Order (1)
       3              1       Authorizing Continued Use of Existing Forms and
                              Records; (2) Authorizing Maintenance of Existing
                              Corporate Bank Accounts and Cash Management
                              System; and (3) Extending Time to Comply with 11
                              U.S.C. Section 345 Investment Guidelines, funds in
                              the Bank of America and Key Bank deposit accounts
                              are swept daily into Kevco's lead account number
                              1295026976. The Bank of America lead account is
                              administered by, and held in the name of, Kevco
                              Management Co. (co-debtor, Case No.
                              401-40788-BJH). Accordingly, all cash receipts and
                              disbursements flow through Kevco Management's Bank
                              of America DIP account. A schedule allocating
                              receipts and disbursements among Kevco, Inc. and
                              its subsidiaries is included in this report as a
                              Supplement to Accrual Basis -3. Debtor closed its
                              petty cash account during August.

       1             24       The direct charges to equity are due to the
       1             32       secured debt reductions pursuant to sales of Kevco
                              Manufacturing, L.P.'s operating divisions, the
                              asset sale of the South Region of Kevco
                              Distribution, as well as direct cash payments. The
                              secured debt owed to Bank of America by Kevco,
                              Inc. (Case No. 401-40783-BJH-11) has been
                              guaranteed by all of its co-debtors (See Footnote
                              1,27A); therefore, the secured debt is reflected
                              as a liability on all of the Kevco entities. The
                              charge to equity is simply an adjustment to the
                              balance sheet.

       1             27A      Intercompany payables are to co-debtors Kevco
                              Management Co. (Case No. 401-40788-BJH-11), Kevco
                              Distribution, LP (Case No. 401-40789-BJH-11),
                              Kevco Manufacturing, LP (Case No.
                              401-40784-BJH-11), DCM Delaware, Inc. (Case No.
                              401-40787-BJH-11), Kevco, Inc. (Case No.
                              401-40783-BJH-11), Kevco GP, Inc. (Case No.
                              401-40786-BJH-11), and Kevco Components, Inc.
                              (Case No. 401-40790-BJH-11).